Exhibit 99.1

QUANEX BUILDING PRODUCTS

AGREES TO ACQUIRE WOODCRAFT

INDUSTRIES

– Timely and Highly-Complementary Expansion into $3B Kitchen and Bath Cabinet Component Market –

– Transaction Expected to be Accretive to 2016 EPS and EBITDA Margins –

– Adds $45M-$50M to Mid-Cycle EBITDA Guidance –

HOUSTON, TX, August 31, 2015 — Quanex Building Products Corporation (NYSE:NX) (“Quanex”), a leading supplier of window and door components, today announced that it has significantly broadened its product portfolio and service model by entering into an agreement to acquire Woodcraft Industries (“Woodcraft”), a premier supplier of doors and components to leading original equipment manufacturers (“OEMs”) in the kitchen and bathroom cabinet industry. The all-cash transaction, which is expected to close in the 4th calendar quarter of 2015, is valued at approximately $248.5M and will be funded with a combination of cash on-hand, a new asset-based revolving credit facility and a new term loan, each of which will be entered into prior to the closing of the acquisition. Woodcraft is expected to add $240M in revenues at 13% EBITDA margins to Quanex’s growing portfolio as a leading OEM component supplier in Building Products.

For more than 70 years, Woodcraft has been recognized as one of the largest and most prestigious providers of hardwood and engineered wood doors and components to prominent kitchen and bath cabinet manufacturers throughout North America. The company has a strong record of financial performance, including double-digit operating margins through the last downturn. Woodcraft’s 13 production facilities and four distribution locations throughout the United States, Canada, and Mexico ensure industry-leading capabilities, responsiveness, and quality assurance for a broad range of products, including hardwood doors, hardwood components, engineered wood and drawer components.

The current management team, led by President Dale Herbst, will continue to operate Woodcraft from its St. Cloud, Minnesota headquarters as a wholly-owned subsidiary of Quanex, building upon its track record of profitable growth.

Bill Griffiths, Quanex’s Chairman, President and Chief Executive Officer, stated, “Quanex’s growth strategy is based, in part, on highly-complementary acquisitions that contribute proven technologies, products and enhanced scale. Woodcraft is an ideal strategic and financial fit in this regard. It is, first and foremost, a well-run company that adds $3B to our addressable market. Woodcraft’s breadth of products and stellar customer relationships are unmatched in the industry and also represent uniquely positive and durable attributes. Woodcraft’s business model is also very similar to our operations in that they serve large OEM customers. Finally, we expect the acquisition will deliver clear financial benefits to Quanex shareholders as we continue to prudently build the company for sustained profitability.”

Mr. Griffiths concluded, “We welcome Woodcraft employees to the Quanex team and look forward to their contributions.”

Mr. Herbst added, “Upon closing, the transaction will represent the best of both worlds: a continuation of Woodcraft’s craftsmanship and unrelenting customer focus combined with access to Quanex’s resources in pursuit of new opportunities in the growing cabinet industry. More generally, it was important that we align with an organization that shares our values and that is committed to expanded opportunities for our employees and service excellence for our customers. Quanex is an ideal partner for us moving forward, and we look forward to a bright future together.”

Wells Fargo Securities served as exclusive financial advisor and Gardere Wynne Sewell LLP served as legal counsel to Quanex Building Products in connection with the transaction.

Quanex has posted a presentation on its website, that provides a summary of the transaction’s strategic rationale and financial benefits.

Forward Looking Statements

Statements that use the words “estimated,” “expect,” “could,” “should,” “believe,” “will,” “might,” or similar words reflecting future expectations or beliefs are forward-looking statements. The forward-looking statements include, but are not limited to, the expected timing of the completion of the acquisition, the entry of the proposed debt agreements as contemplated and the availability of funds under those agreements, and continued success of the operations of Woodcraft. The statements set forth in this release are based on current expectations. Actual results or events may differ materially from this release.

Factors that could impact future results may include, without limitation, the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that are not favorable to Quanex or that could cause the parties to abandon the transaction; the risk that a condition to closing of the transaction may not be satisfied; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; the timing to consummate the transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the effect of the announcement of the transaction on the retention of customers, employees, or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties, including in the credit markets; increasing competition in the building materials industry; the complex and uncertain regulatory environment in which the parties operate; and other risks, uncertainties, and factors discussed or referred to in the “Risk Factors” section of Quanex’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2014, or in Quanex’s subsequent filings with the SEC, which filings are available online at www.sec.gov, www.quanex.com or on request to Quanex. Any forward-looking statements in this Current Report are made as of its filing date, and Quanex undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Any forward-looking statements in this press release are made as of the date hereof, and Quanex undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Any guidance provided in this release, including the estimated 2015 growth capital additions above, sets forth management’s best estimate based on current and anticipated market conditions and other factors. While management believes that these estimates and assumptions are reasonable, they are inherently uncertain and are subject to, among other things, significant business, economic, regulatory, environmental and competitive risks and uncertainties that could cause actual results to differ materially from those that we anticipate, as set forth above.

Note on Non-GAAP Financial Measures: EBITDA (defined as net income or loss before interest, taxes, depreciation and amortization and other, net, as described in Quanex’s filings with the Securities and Exchange Commission) is a non-GAAP financial measure that Quanex’s management uses to measure its operational performance and assist with financial decision-making. EBITDA is a key metric used by management in determining the value of annual incentive awards for its employees. Quanex believes this non-GAAP measure provides a consistent basis for comparison between periods, and will assist investors in understanding our financial performance when comparing our results to other investment opportunities. EBITDA may not be the same as that used by other companies. While the Company considers EBITDA to be an important measure of operating performance, the company does not intend for this information to be considered in isolation or as a substitute for net income or other measures prepared in accordance with US GAAP. Due to the high variability and difficulty in predicting certain items that affect GAAP net income (including in respect of the impact of Woodcraft), information reconciling forward-looking EBITDA as presented to GAAP financial measures is unavailable to Quanex without unreasonable effort.

About Quanex Building Products

Quanex Building Products Corporation is headquartered in Houston, Texas with locations around the world. Its mission is, “to positively impact our customers, employees and shareholders and put them at the center of everything we do, through innovation, technology, best-in-class customer service and excellent returns.” An industry-leading manufacturer of engineered materials and components for building products sold to Original Equipment Manufacturers (OEMs), Quanex designs and produces energy-efficient window and door products, systems and solutions.

Employing top talent, developing forward-thinking technologies and solutions with an emphasis on energy efficiency and aesthetics, continuous improvement and integrity remain the cornerstones of Quanex’s business as it positions itself for future growth in the building products market with a special emphasis on supplying innovative new products to the fenestration industry.

For more information visit www.quanex.com.

Contact Information:

Financial Contact:

Marty Ketelaar

martin.ketelaar@quanex.com

713-877-5402

Media Contact:

Jonathan Morgan or

Jennifer Sanders

Perry Street Communications

jmorgan@perryst.com

jsanders@perryst.com

214-965-9955